SPDR® Series Trust

SPDR Bloomberg Barclays Emerging Markets Local Bond ETF

(the “Fund”)

Supplement dated May 7, 2019 to the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”), each dated October 31, 2018, as may be supplemented from time to time

Effective immediately, SSGA Funds Management, Inc., the investment adviser to the Fund, has contractually agreed to limit its management fee to 0.30% of the Fund’s average daily net assets until October 31, 2020.

Accordingly, effective immediately, the fee table and example table in the “FEES AND EXPENSES OF THE FUND” section on page 109 of the Prospectus and page 1 of the Summary Prospectus are deleted and replaced with the following:

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Fund Shares”). This table and the Example below reflect the expenses of the Fund and do not reflect brokerage commissions you may pay on purchases and sales of Fund Shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment):

Management fees	0.40%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.40%
Less contractual fee waiver[1]	(0.10)%
Net annual Fund operating expenses	0.30%

[1]

SSGA Funds Management, Inc. (the “Adviser”) has contractually agreed to waive a portion of its management fee until October 31, 2020 so that the net annual Fund operating expenses, before application of any fees and expenses not paid by the Adviser pursuant to the Investment Advisory Agreement, if any, are limited to 0.30% of the Fund’s average daily net assets. The contractual fee waiver does not provide for the recoupment by the Adviser of any fees the Adviser previously waived. The Adviser may continue the waiver from year to year, but there is no guarantee that the Adviser will do so and the waiver may be cancelled or modified at any time after October 31, 2020. This waiver may not be terminated prior to October 31, 2020 except with the approval of the Fund’s Board of Trustees.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example reflects the Fund’s contractual fee waiver only in the periods for which the contractual fee waiver is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Year 1	Year 3	Year 5	Year 10
$31	$108	$204	$485

Effective immediately, all additional references in the Prospectus and SAI to the Fund’s management fee are revised as indicated above.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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